SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

TIPPERARY CORPORATION

(Exact name of registrant as specified in its charter)

TEXAS	1-7796	75-1236955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Seventeenth Street, Suite 1550 Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

303-293-9379
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Signature

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 11, 2005, the board of directors of Tipperary Corporation (the “Company”) approved increasing total annual director fees to $20,000 annually to each of the five outside directors.  In addition, the outside directors will be paid $2,000 per board meeting attended.  The Company anticipates the board of directors will meet four times during 2005.  Outside directors are not compensated for attending board committee meetings. Directors who are officers or employees of the Company are not compensated for serving as directors or attending meetings.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPERARY CORPORATON

By:	/s/ David L. Bradshaw
David L. Bradshaw, President,
Chief Executive Officer and
Chairman of the Board

Date: February 10, 2005